UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)     November 13, 2009

FPIC Insurance Group, Inc.
(Exact Name of Registrant as Specified in its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

1-11983	59-3359111
(Commission file number)	(IRS Employer Identification No.)

1000 Riverside Avenue, Suite 800 Jacksonville, Florida 32204
(Address of Principal Executive Offices)

(904) 354-2482
(Registrant’s Telephone Number, Including Area Code)

www.fpic.com

(Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets

On November 13, 2009, the registrant completed the acquisition of Advocate, MD Financial Group Inc., a Nevada corporation (“Advocate, MD”).  The acquisition was completed pursuant to the Agreement and Plan of Merger entered into on July 30, 2009, as amended by Amendment No. 1 dated August 31, 2009 (the “Agreement”), by and among the registrant and its wholly owned subsidiaries, First Professionals Insurance Company, Inc. (“First Professionals”) and FPIC Merger Corp, Advocate, MD, two individuals named as Stockholders Representative, and the holders of Advocate, MD’s capital stock and warrants.

Pursuant to the terms of the Agreement, First Professionals acquired all of the issued and outstanding stock of Advocate, MD, which has become a wholly owned subsidiary of First Professionals.  The registrant paid total consideration of $33.6 million at closing, and may pay up to $12.0 million in additional consideration depending on the performance of Advocate, MD during the two-year period following closing.   In connection with the transaction, the registrant also retired all of Advocate MD’s outstanding bank debt, totaling $9.0 million.

The registrant intends to operate Advocate, MD as an independent subsidiary with its current management team and operations in Austin, Texas.  Accordingly, the registrant has entered into certain employment arrangements in connection with the transaction, including a non-competition agreement with the President and Chief Executive Officer of Advocate, MD.  A $2.0 million payment was made by the registrant in connection with this non-competition agreement.

The foregoing description of the acquisition and the Agreement does not purport to be complete and is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Agreement, the form of earnout agreement, the non-competition agreement, and the executive employment agreement, which are filed as Exhibits 2.1 through 2.5 hereto and incorporated herein by reference.

Item 7.01  Regulation FD Disclosures

The information contained in this Item 7.01 and the accompanying Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section.  The information contained in this Item 7.01 and the accompanying Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

On November 13, 2009, the registrant issued a press release in which it announced that it completed the acquisition of Advocate, MD in accordance with the Agreement.  The full text of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired
If required, the Company will file the information required by this Item by amendment to this Current Report on Form 8-K within 72 days after the date of this report.

(b)	Pro Forma Financial Information
If required, the Company will file the information required by this Item by amendment to this Current Report on Form 8-K within 72 days after the date of this report.

(d)	Exhibits
	Exhibit Number	Description of Exhibit
2.1
Agreement and Plan of Merger dated July 30, 2009 by and among FPIC Insurance Group, Inc., First Professionals Insurance Company, Inc., FPIC Merger Corp., Advocate, MD Financial Group Inc., and the Stockholders Representative (incorporated by reference to Exhibit 2.1 to the registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 30, 2009).

* Schedules and certain exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  The registrant hereby agrees to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

2.2*
First Amendment to Agreement and Plan of Merger dated August 31, 2009 by and among FPIC Insurance Group, Inc., First Professionals Insurance Company, Inc., FPIC Merger Corp., Advocate, MD Financial Group Inc., and the Stockholders Representative.

	2.3*	Earnout Agreement dated November 13, 2009 between FPIC Insurance Group, Inc. and Mark E. Adams and Timothy P. Reardon, as Stockholders Representative.
2.4
Non-Competition Agreement dated July 30, 2009 by and among FPIC Insurance Group, Inc., Advocate, MD Financial Group Inc. and Mark E. Adams (incorporated by reference to Exhibit 2.3 to the registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 30, 2009).

2.5
Executive Employment Agreement dated July 30, 2009 by and among FPIC Insurance Group, Inc., Advocate, MD Financial Group Inc. and Mark E. Adams (incorporated by reference to Exhibit 2.4 to the registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 30, 2009).

	99.1*	FPIC Insurance Group, Inc. Press Release dated November 13, 2009 (furnished pursuant to Item 7.01).

*	Filed herewith

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

November 18, 2009	FPIC Insurance Group, Inc.

	By:	/s/ Charles Divita, III
Charles Divita, III Chief Financial Officer

FPIC Insurance Group, Inc.
Exhibit Index to Form 8-K

(a)	Financial Statements of Business Acquired
If required, the Company will file the information required by this Item by amendment to this Current Report on Form 8-K within 72 days after the date of this report.

(b)	Pro Forma Financial Information
If required, the Company will file the information required by this Item by amendment to this Current Report on Form 8-K within 72 days after the date of this report.

(d)	Exhibits
	Exhibit Number	Description of Exhibit
2.1
Agreement and Plan of Merger dated July 30, 2009 by and among FPIC Insurance Group, Inc., First Professionals Insurance Company, Inc., FPIC Merger Corp., Advocate, MD Financial Group Inc., and the Stockholders Representative (incorporated by reference to Exhibit 2.1 to the registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 30, 2009).

* Schedules and certain exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K.  The registrant hereby agrees to furnish supplemental copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

2.2*
First Amendment to Agreement and Plan of Merger dated August 31, 2009 by and among FPIC Insurance Group, Inc., First Professionals Insurance Company, Inc., FPIC Merger Corp., Advocate, MD Financial Group Inc., and the Stockholders Representative.

	2.3*	Earnout Agreement dated November 13, 2009 between FPIC Insurance Group, Inc. and Mark E. Adams and Timothy P. Reardon, as Stockholders Representative.
2.4
Non-Competition Agreement dated July 30, 2009 by and among FPIC Insurance Group, Inc., Advocate, MD Financial Group Inc. and Mark E. Adams (incorporated by reference to Exhibit 2.3 to the registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 30, 2009).

2.5
Executive Employment Agreement dated July 30, 2009 by and among FPIC Insurance Group, Inc., Advocate, MD Financial Group Inc. and Mark E. Adams (incorporated by reference to Exhibit 2.4 to the registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 30, 2009).

	99.1*	FPIC Insurance Group, Inc. Press Release dated November 13, 2009 (furnished pursuant to Item 7.01).

*	Filed herewith